Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related-Party Transactions
RELATED-PARTY TRANSACTIONS

22. RELATED-PARTY TRANSACTIONS

The Bank has granted loans to certain of its executive officers, directors and their related interests. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than normal risk of collection. The aggregate dollar amount of these loans was $2,965,000 and $2,839,000 at December 31, 2011 and 2010, respectively. During 2011, $814,000 of new loans were made and repayments totaled $664,000. Of the $2,839,000 balance at December 31, 2010, $24,000 represented balances of persons that are no longer related parties. None of these loans were past due, in non-accrual status or restructured at December 31, 2011.